Massachusetts Investors Growth Stock Fund*
                         Massachusetts Investors Trust*
                                MFS(R) Bond Fund*
                         MFS(R) Emerging Companies Fund
                          MFS(R) Emerging Growth Fund*
                        MFS(R) Emerging Markets Debt Fund
                       MFS(R) Emerging Markets Equity Fund
                       MFS(R) Emerging Opportunities Fund
                           MFS(R) European Equity Fund
                         MFS(R) Fundamental Growth Fund
                        MFS(R) Gemini Large Cap U.S. Fund
                             MFS(R) Gemini U.K. Fund
                     MFS(R) Global Conservative Equity Fund
                           MFS(R) Global Equity Fund*
                           MFS(R) Global Growth Fund*
                       MFS(R) Global Health Sciences Fund
                         MFS(R) Global Total Return Fund
                     MFS(R) Government Limited Maturity Fund
                         MFS(R) Government Mortgage Fund
                        MFS(R) Government Securities Fund
                        MFS(R) Growth Opportunities Fund
                             MFS(R) High Income Fund
                          MFS(R) High Quality Bond Fund
                             MFS(R) High Yield Fund
                      MFS(R) High Yield Opportunities Fund
                               MFS(R) Income Fund
                 MFS(R) Intermediate Investment Grade Bond Fund
                          MFS(R) International ADR Fund
                      MFS(R) International Core Equity Fund
                        MFS(R) International Growth Fund
                      MFS(R) International Investors Trust
                          MFS(R) Large Cap Growth Fund
                           MFS(R) Large Cap Value Fund
                          MFS(R) Limited Maturity Fund*
                            MFS(R) Mid Cap Value Fund
                          MFS(R) Multi Cap Growth Fund
                        MFS(R) Municipal High Income Fund
                          MFS(R) Municipal Income Fund
                     MFS(R) Municipal Limited Maturity Fund
                            MFS(R) New Endeavor Fund
                            MFS(R) Research Bond Fund
                            MFS(R) Select Growth Fund
                          MFS(R) Strategic Income Fund
                           MFS(R) Strategic Value Fund
                        MFS(R) Union Standard Equity Fund
                              MFS(R) Utilities Fund
                            VertexSM Contrarian Fund
                           VertexSM International Fund
                       MFS(R) Alabama Municipal Bond Fund
                       MFS(R) Arkansas Municipal Bond Fund
                      MFS(R) California Municipal Bond Fund
                       MFS(R) Florida Municipal Bond Fund
                       MFS(R) Georgia Municipal Bond Fund
                       MFS(R) Maryland Municipal Bond Fund
                 MFS(R) Massachusetts High Income Tax Free Fund
                    MFS(R) Massachusetts Municipal Bond Fund
                     MFS(R) Mississippi Municipal Bond Fund
                    MFS(R) New York High Income Tax Free Fund
                       MFS(R) New York Municipal Bond Fund
                    MFS(R) North Carolina Municipal Bond Fund
                     MFS(R) Pennsylvania Municipal Bond Fund
                    MFS(R) South Carolina Municipal Bond Fund
                      MFS(R) Tennessee Municipal Bond Fund
                       MFS(R) Virginia Municipal Bond Fund
                    MFS(R) West Virginia Municipal Bond Fund

     Supplement to the Statement of Additional Information January 1, 2002

              TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND

The information under "Trustees" in Appendix A to Part I of each Fund's Statement of Additional Information is hereby replaced in its entirety with the following information:

      JEFFREY L. SHAMES* (born 6/2/55) Chairman and President
          Massachusetts Financial Services Company, Chairman and Chief Executive Officer

      JOHN W. BALLEN* (born 9/12/59)
          Massachusetts Financial Services Company, President and Director

      KEVIN R. PARKE* (born 12/14/59)
          Massachusetts Financial Services Company, Executive Vice President and Chief Investment Officer

      LAWRENCE H. COHN, M.D. (born 3/11/37)
          Brigham and Women's Hospital, Chief of Cardiac Surgery; Harvard Medical School, Professor of Surgery
          Address:  Boston, Massachusetts

      THE HON. SIR J. DAVID GIBBONS, KBE (born 6/15/27)
          Edmund Gibbons Limited (diversified holding company), Chief Executive Officer; Colonial Insurance Company Ltd., Director and Chairman; Bank of Butterfield, Chairman (until 1997)
          Address:  Hamilton, Bermuda

      WILLIAM R. GUTOW (born 9/27/41)
          Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman
          Address:  Dallas, Texas

      J. ATWOOD IVES (born 5/1/36)
          Private investor; Eastern Enterprises (diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000); KeySpan Corporation (energy related services), Director
          Address:  Boston, Massachusetts

      ABBY M. O'NEILL (born 4/27/28)
          Private investor; Rockefeller Financial Services, Inc. (investment advisers), Chairman and Chief Executive Officer
          Address:  New York, New York

      LAWRENCE T. PERERA (born 6/23/35)
          Hemenway & Barnes (attorneys), Partner
          Address:  Boston, Massachusetts

      WILLIAM J. POORVU (born 4/10/35)
          Harvard University Graduate School of Business Administration, Adjunct Professor; CBL & Associates Properties, Inc. (real estate investment trust), Director; The Baupost Fund (a mutual fund), Vice Chairman and Trustee
          Address:  Cambridge, Massachusetts

      J. DALE SHERRATT (born 9/23/38)
          Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner (since 1993); Cambridge Nutraceuticals (professional nutritional products), Chief Executive Officer (until May 2001); Paragon Trade Brands, Inc. (disposable consumer products), Director
          Address:  Boston, Massachusetts

      ELAINE R. SMITH (born 4/25/46)
          Independent consultant
          Address:  Weston, Massachusetts

      WARD SMITH (born 9/13/30)
          Private investor
          Address:  Hunting Valley, Ohio

TRUSTEE COMPENSATION

The following information is added at the end of Appendix B to Part I of each Fund's Statement of Additional Information:

Effective January 1, 2002, the Fund is overseen by a newly constituted Board of Trustees which supervises a number of MFS Funds. Certain Trustees have been added to the Trust's Board, while others have retired. See "Trustees and Officers - Identification and Background" above for a description of the Trust's Trustees and officers.

New Trustees did not receive compensation from the Trust for its last fiscal year, and therefore are not included in the "Trustee Compensation Table". However, each Trustee, other than those Trustees who are "interested persons" of the Adviser, received Trustee fees from the MFS Fund complex during the calendar year ended December 31, 2000. The table below provides the total Trustee fees that the members of the new Board received from the MFS Fund complex during that calendar year.

Trustee                                     Total Trustee Fees from Fund Complex
John W. Ballen                                          $0
Lawrence H. Cohn, M.D.                                  $143,874
The Hon. Sir J. David Gibbons, KBE                      $135,084
William R. Gutow                                        $135,308
J. Atwood Ives                                          $152,145
Abby M. O'Neill                                         $128,034
Kevin R. Parke                                          $0
Lawrence T. Perera                                      $146,230
William J. Poorvu                                       $153,405
Jeffrey L. Shames                                       $0
J. Dale Sherratt                                        $153,526
Elaine R. Smith                                         $144,160
Ward Smith                                              $160,351

Messrs. Ives, Perera and Poorvu and Ms. Smith served as Trustee of 48 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2000 of approximately $63.3 billion). Dr. Cohn, Messrs. Gibbons, Sherratt and Smith, and Ms. O'Neill served as Trustee of 42 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2000 of approximately $33.9 billion). Mr. Gutow served as Trustee of 64 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2000 of approximately $22.3 billion).

Effective December 31, 2001, the Trust's retirement plan terminated except with respect to those Trustees retiring on that date. More information on the termination of the Trust's retirement plan, and the Trust's deferred compensation plan is provided below under "Management of the Fund - Trustee Retirement Plan".

Investment Restrictions

The information under "Investment Techniques,  Practices, Risks and Restrictions
- Investment Restrictions" in Part I of each Fund's Statement of Additional Information is hereby deleted in its entirety and replaced with the information noted below.

The information relating to each Fund's fundamental investment restrictions is replaced with the following information for all Funds:

For all Funds:

The Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of the Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) 67% or more of the outstanding shares of the Trust or series or class, as applicable, present at a meeting if holders of more than 50% of the outstanding shares of the Trust or series or class, as applicable, are represented in person or by proxy, or (ii) more than 50% of the outstanding shares of the Trust or series or class, as applicable.

As fundamental policies, the Fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act") and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security;

        (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

        (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

                                   * * * * * *

The following fundamental investment restriction (6) is also added to each Fund's investment restrictions as noted by Fund below:

For the MFS Global Health Sciences Fund:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest 25% or more of its assets in companies engaged in the health sciences industries.

For the MFS High Income Fund:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund may invest up to 40% of the value of its assets in each of the electric utility and telephone industries.

For the MFS Utilities Fund

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, provided however, that the Fund will invest at least 25% of its total assets in the utilities industry.

For all other Funds:

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

* * * * * *

The information relating to each Fund's non-fundamental policies is replaced with the following information as noted by Fund:

For the MFS Government Mortgage Fund:

In addition, the Fund has adopted the following non-fundamental policies, which may be changed without shareholder approval. The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

        (2) invest in any security other than (i) Government securities and related options, futures, options on futures and repurchase agreements, and
     (ii) securities of other investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, all of whose assets will be invested in Government securities and related options, futures, options on futures and repurchase agreements.

For all other Funds:

In addition, the Fund has adopted the following non-fundamental policies, which may be changed without shareholder approval. The Fund will not:

        (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of the Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.

                                  * * * * * *

The following information is added at the end of the section "Investment Restrictions" for all Funds:

For all Funds:

Except for investment restriction no. 1 and the Fund's non-fundamental policy on investing in illiquid securities, these investment restrictions are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in the Fund's non-fundamental policy on illiquid investments, the Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

MANAGEMENT OF THE FUND

Trustee Retirement Plan

The information under "Management of the Fund- Trustee Retirement Plan" in Part II of each Fund's Statement of Additional Information (except Funds in MFS Series Trust XI) is hereby replaced in its entirety with the following:

Prior to December 31, 2001, the Trust had a retirement plan for non-interested Trustees and Trustees who were not officers of the Trust. Effective as of December 31, 2001, the Trustees terminated the Trust's retirement plan except as to Trustees who retired on or prior to that date. When the plan was terminated, an amount equivalent to the present value of each applicable Trustee's accrued benefits thereunder through the date of termination was calculated. For certain MFS Funds, the Trustees received a lump sum payment of this amount. For other
MFS Funds, the Trustees deferred receipt of these accrued benefits under a new deferred compensation plan, under which the value of the benefits is periodically readjusted as though an equivalent amount had been invested in shares of the applicable Fund. The deferred compensation will be paid to the Trustees upon retirement or thereafter and will be based on the performance of the applicable MFS Funds. Deferral of fees in accordance with the plan will not materially affect a Fund's assets, liabilities or net income per share. The plan does not obligate an MFS Fund to retain the services of any Trustee or pay any particular level of compensation to any Trustee. The plan is not funded and an MFS Fund's obligation to pay the Trustee's deferred compensation is a general unsecured obligation.

Trustees who retired on or prior to December 31, 2001 and who had served as Trustee for at least 5 years at the time of retirement are entitled to certain payments under the retirement plan. Each such Trustee is entitled to receive annual payments during his or her lifetime of up to 50% of the Trustee's average annual compensation (based on the three years prior to his or her retirement) depending on the Trustee's length of service. The Fund amortizes its payment obligations under the plan.

Investment Adviser

The information under "Management of the Fund - Investment Adviser" in Part II of each Fund's Statement of Additional Information is hereby replaced in its entirety with the following:

The Trust has retained Massachusetts Financial Services Company ("MFS") as the investment adviser for its Funds, except that MFS Series Trust XI has retained Vertex Investment Management, Inc. ("VIM" or with "MFS" collectively the
"Adviser") as the investment adviser for the Vertex Funds. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life of Canada (an insurance company). VIM is a wholly-owned subsidiary of MFS.

Investment Advisory Agreement

The information under "Management of the Fund - Investment Advisory Agreement" in Part II of each Fund's Statement of Additional Information is hereby replaced in its entirety with the following:

The Adviser manages the Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides the Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for the Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Fund(s)".

The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing the Fund's investments and effecting its portfolio transactions.

The Trust pays the compensation of the Trustees who are "not affiliated" with the Adviser and all expenses of the Fund (other than those assumed by the Adviser) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party or otherwise may have an exposure, and the legal obligation which the Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of the Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by the Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.

The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" in Part I of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice. The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

The Advisory Agreement grants to the Trust and the Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to the Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its or their duties and obligations under the Advisory Agreement.

The Adviser is free to render investment and/or other services to others, but the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Adviser may cause the Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Fund's investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

The information under "Portfolio Transactions and Brokerage Commissions" in Part II of each Fund's Statement of Additional Information is hereby replaced in its entirety with the following information:

Specific decisions to purchase or sell securities for the Fund are made by persons affiliated with the Adviser. Any such person may serve other clients of the Adviser, or any subsidiary of the Adviser in a similar capacity.

In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser seeks for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks to execute the Fund's portfolio transactions. In the U.S. and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider sales of shares of the Fund and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the Adviser, an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such brokerage-dealers, on behalf of the Fund.

The Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser sometimes uses evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee of the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research service. To the extent the Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser in serving both the Fund and other clients and conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

The Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. The Adviser receives no direct or indirect benefit from this arrangement.

In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for the Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Fund believes that its ability to participate in volume transactions will produce better executions for the Fund.

Description of Shares, Voting Rights and Liabilities

The information under "Description of Shares,  Voting Rights and Liabilities" in
Part II of each Fund's Statement of Additional Information is hereby deleted in its entirety and replaced with the following information:

The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

The Trust or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no-action relief for involuntary redemptions in limited circumstances.

Under the Declaration of Trust, the Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its investable assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                 The date of this supplement is January 1, 2002.

* El presente Suplemento tambien se encuentran disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.